Financial Assets at Fair Value Through Other Comprehensive Income	12 Months Ended
Dec. 31, 2024
Texts Block [Abstract]
Financial Assets at Fair Value Through Other Comprehensive Income
9.	FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

	December 31, 2023	December 31, 2024
	NT$	NT$
	(In Millions)	(In Millions)

Investments in debt instruments at FVTOCI
Corporate bonds	$79,605.5	$108,612.1
Agency mortgage-backed securities	37,959.7	46,611.4
Government bonds/Agency bonds	22,338.9	20,645.9
Asset-backed securities	9,898.8	11,490.5

	149,802.9	187,359.9

Investments in equity instruments at FVTOCI
Non-publicly traded equity investments	7,208.7	7,822.9
Publicly traded stocks	4,727.9	4,842.8

	11,936.6	12,665.7

	$161,739.5	$200,025.6

Current	$154,530.8	$192,202.7
Noncurrent	7,208.7	7,822.9

	$161,739.5	$200,025.6

These investments in equity instruments are held for medium to long-term purposes and therefore are accounted for as FVTOCI. For dividends recognized from these investments, please refer to consolidated statements of cash flows. All of the dividends are mainly from investments held at the end of the reporting period.
For the years ended December 31, 2022, 2023 and 2024, as the Company adjusted its investment portfolio, equity investments designated at FVTOCI were divested for NT$561.6 million, NT$272.0 million and NT$6,190.0 million, respectively. The related other equity-unrealized gain/loss on financial assets at FVTOCI of NT$303.3 million, NT$151.9 million and NT$3,772.8 million were transferred to increase retained earnings, respectively.

As of December 31, 2023 and 2024, the cumulative loss allowance for expected credit loss of NT$47.3 million and NT$63.1 million was recognized under investments in debt instruments at FVTOCI, respectively. Refer to Note 33 for information relating to the credit risk management and expected credit loss.